EXHIBIT 10.72

                                    AMENDMENT

                                    REGARDING

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This AMENDMENT REGARDING AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Agreement") is entered as of December 30, 2002 (the
"Modification Date"), by and among by and among Travis Boats & Motors, Inc. ("TRVS"), TBC Arkansas, Inc., Travis Boating Center Arlington, Inc., Travis Boating Center Beaumont, Inc., Travis Boating Center Oklahoma, Inc., Travis Boating Center Tennessee, Inc., Travis Snowden Marine, Inc., Falcon Marine, Inc., Falcon Marine Abilene, Inc., Travis Boating Center Alabama, Inc., Travis Boating Center Louisiana, Inc., Travis Boats & Motors Baton Rouge, Inc., Travis Boating Center Mississippi, Inc., Travis Boating Center Little Rock, Inc., Red River Marine Arkansas, Inc., Shelby Marine Center, Inc., and Shelby Marine Pickwick, LLC (collectively and separately, jointly and severally, referred to as, "Borrower"), and GE Commercial Distribution Finance Corporation, formerly known as Deutsche Financial Services Corporation, ("CDF").

                                    Recitals:

A. Borrower and CDF are party to that certain Amended and Restated Loan and Security Agreement dated as of December 14, 2001 (as amended from time to time, the "Original Loan Agreement").

B. Borrower is in Default as of the date hereof under the Original Loan Agreement for failing to remit payment to CDF for (i) Floorplan Inventory sold by Borrower ("SAU"), (ii) Unpaid Matured Inventory (as define below), and (iii) Unpaid Curtailments (as defined below).

C. Borrower is in default to Hibernia Bank solely for the breach of a cash flow covenant (the "Hibernia Undeclared Default").

D. CDF is willing to forbear from exercising its rights and remedies under the Original Loan Agreement as a result of Borrower's Default under certain conditions, including execution of this Amendment and execution of a Credit and Security Agreement with TMRC, L.L.P. ("TMRC") regarding loan(s) to Borrower (the "TMRC Loan Agreement") and CDF has agreed, in consideration of Borrower meeting such conditions, to make available the IRS Refund Loan on the terms and conditions stated herein.

E. CDF and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                    Agreement

         Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and the Lender hereby agree as follows:

1. Definitions. All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Agreement shall be deemed to be references to the Original Loan Agreement as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time. All references in the Original Loan Agreement and the Loan Documents to "Deutsche Financial Services Corporation" are hereby amended to be "GE Commercial Distribution Finance Corporation, formerly known as Deutsche Financial Services Corporation," and all references in the Original Loan Agreement and the Loan Documents to "DFS" are hereby amended to be "CDF." Capitalized terms used and not otherwise defined herein have the meanings given them in the Original Loan Agreement.

2. Conditions to Effectiveness of Agreement. This Agreement shall become effective when, and only if, each of the following conditions have been met to the satisfaction of CDF: (i) this Agreement has been executed by Borrower and CDF, (ii) the TMRC Loan Agreement has been executed by Borrower and TMRC, (iii) each of the conditions listed in the TMRC Loan Agreement to its effectiveness and to the funding of advances thereunder have been satisfied, and (iv) the documents listed on Exhibit A to this Agreement have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance satisfactory to CDF.

3. Waiver of Certain Defaults; No Other Waiver. Borrower hereby acknowledges that (a) Defaults have occurred due to Borrower's breach of Section 2.2.2 (Payment Terms for Floorplan Inventory) and/or financing terms pursuant to Statements of Transaction relating to the SAU, the Unpaid Matured Inventory and the Unpaid Curtailments, and (b) Borrower is in default to Hibernia Bank for the Hibernia Undecalred Default. Borrower further acknowledges that, as of the Modification Date, the amount of the SAU is $756,266.50, the amount of the Unpaid Matured Inventory is $59,890.08, and the amount of the Unpaid
Curtailments is $642,048.28. Additionally, Borrower will pay CDF on the Modification Date the net amount of (i) the SAU, less (ii) the amount of new Revolving Loan availability based on Eligible Used Inventory owned by Borrower more than 365 days, plus availability for Parts and Accessories, and less (iii) additional Floorplan Inventory or Revolving Loan availability ($146,160.32) based on Eligible Inventory transferred to a Borrower from an affiliate in Florida or Georgia (such net amount being the "Uncollateralized SAU" and the remaining SAU being the "Collateralized SAU"); Borrower will pay CDF the remaining Collateralized SAU together with all Unpaid Matured Inventory and Unpaid Curtailments on or before April 30, 2003. Borrower warrants and represents to CDF that as of the Modification Date, no payment Defaults exist under the Original Loan Agreement except the SAU, the Unpaid Matured Inventory and the Unpaid Curtailments. Borrower further warrants and represents to CDF that (1) Borrower is not in default to Hibernia Bank except for the Hibernia Undeclared Default, and (2) Hibernia Bank has not declared the Hibernia Undeclared Default to be a default or event of default upon which Hibernia Bank may exercise any rights or remedies against any Borrower or Affiliate. Upon the effectiveness of this Agreement, except for the Non-Waived Defaults (defined below) CDF waives all Defaults under the Original Loan Agreement or any agreement, document or instrument entered into in connection with or contemplated by the Original Loan Agreement and events in existence as of the Modification Date which with the passage of time would become Defaults, and all Defaults and events which with the passage of time would become Defaults, other than the Non-Waived Defaults, arising through the date that is thirty (30) days after the Modification Date. Subject to the terms and conditions contained herein, CDF hereby waives the Defaults described in the preceding sentence. As used herein, "Non-Waived Defaults" shall mean any of any of the following Defaults under the Original Loan Agreement or any agreement, document or instrument entered into in connection with or contemplated by the Loan
Agreement:

(A) Any Default arising as a result of any failure to make any required payment to CDF or any of the IRS Refund Loan Lenders, including, but not limited to, any payment of principal or interest; or

(B)  Any Default  arising as a result of violation  of any covenant  relating to
     minimum  tangible  net  worth,  as  hereby  amended,   of  Borrowers  on  a
     consolidated basis; or

(C) Any Default arising as a result of any violation of any covenant relating to ownership, control, management, mergers, consolidations, sale or purchase of assets or stock of any Borrower, other than as contemplated for TMRC or another entity majority owned by Tracker Marine, L.L.C. to acquire a controlling interest in the common stock of TRVS; or

(D) Any Default arising as a result of any material violation of any representation or warranty or any violation of any representation or warranty that causes a material adverse change in the business of the Borrower; or

(E) Any Default arising as a result of any violation of any covenant relating to granting of liens, other than permitted liens, or the incurrence of indebtedness, other than Permitted Indebtedness, of Borrower, other than as contemplated for the IRS Refund Loan; or

(F) Any Default arising as a result of any Borrower becoming insolvent or generally failing to pay, or admitting in writing its inability to pay, such person's or entity's debts as they become due, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by or against any Borrower or any Borrower makes an assignment for the benefit of creditors; or

(G)  Any Default arising as a result of any termination of any guaranty; or

(H) Any Default arising as a result of (i) any failure to deliver on a timely basis as required in accordance with the terms of the Original Loan Agreement or any agreement, document or instrument relating to the Original Loan Agreement any borrowing base certificate or other report relating to inventory and/or accounts receivable (other than the report of the independent auditors or the 10K to the Securities and Exchange Commission, provided that such audit report and 10K are delivered by January 14, 2003); or (ii) any misrepresentation contained in any borrowing base certificate or other report relating to inventory and/or accounts receivable; or

(I) Hibernia Bank declaring orally or in writing the Hibernia Undeclared Default to be a default or event of default upon which Hibernia Bank may exercise any rights or remedies against any Borrower or Affiliate.


 Upon any further Defaults after the date that is thirty (30) days after the Modification Date or upon the occurrence of any Non-Waived Defaults at any time, all rights and remedies of CDF, whether pursuant to the Original Loan Agreement, the other Loan Documents, the Bridge Loan Agreement, or available at law or equity, shall be available to CDF, including without limitation the right to accelerate the Obligations and foreclose on any or all Collateral.


4. Amendments.
         4.1. New Definitions. The following new definitions are hereby added in alphabetical order to Section 1 of the Original Loan Agreement as follows:

         "IRS Refund  Loan' shall mean that  working  capital  loan  pursuant to
         Section 2.4 of this Agreement."

         "Modification Date" shall mean December 30, 2002.

         "Tax Refund Intercreditor Agreement' shall mean that certain Intercreditor Agreement by and between CDF, TMRC and Transamerica Commercial Finance Corporation, dated as of the Modification Date, as amended, modified, restated or replaced from time to time."

         "SAU' shall mean the amount owed under Section 2.2.2 of this Agreement as of the Modification Date for sold Floorplan Inventory, but unpaid by Borrower to CDF contrary to the terms of this Agreement."

         "Unpaid Curtailments' shall mean principal reductions against inventory as required periodically under the financing programs pursuant to the Original Loan Agreement for which the required payment has not been remitted to CDF."

         "Unpaid Matured Inventory' shall mean inventory older than permitted under the financing program pursuant to the Original Loan Agreement for which the required payment has not been remitted to CDF."


         4.2. Existing Definitions.


                  4.2.1. Eligible Used Inventory.

                  The reference in the definition of "Eligible Used Inventory" in the existing proviso thereto to "Eligible New Inventory" is deleted and replaced with "Eligible Used Inventory". In addition, the following is added at the end of the definition of "Eligible Used Inventory":

                           "provided, however, that from the Modification Date, through and including April 30, 2003, CDF will consider Inventory owned by Borrower more than 365 days, subject to all other eligibility criteria and the terms of this Agreement, to be Eligible Used Inventory solely for the purpose of calculating Eligible Used Inventory Availability."

                  4.3.1.   Total Credit Facility.
                  The "and" immediately preceding Subsection 2.1(c) of the Original Loan Agreement is deleted and the following is added at the end of subsection 2.1(c) of the Original Loan Agreement and before the parenthetical defined term "Total Credit Limit":

                           ", and (d) Forty Million Five Hundred Thousand Dollars ($40,500,000) on and after the Modification Date, including a maximum for (i) Floorplan Inventory of Thirty One Million Five Hundred Thousand Dollars ($31,500,000), plus (ii) Revolving Credit Loans (with sub-limits for Eligible Used Inventory and Eligible Parts and Accessories as specified below) of Five Million Five Hundred Thousand Dollars ($5,500,000), plus (iii) approvals to Approved Vendors for financing Floorplan Inventory for which CDF has not remitted payment ("Open Approvals") of Three Million Dollars ($3,000,000), plus (iv) the IRS Refund Loan of Five Hundred Thousand Dollars ($500,000)".

                  4.3.2.   Inventory Floorplan Loan Limit.
                  Clause (ii) of Section 2.2.1. of the Original Loan Agreement is deleted and replaced with the following:

                           "(ii) the sum of (A) the outstanding Revolving Credit Loans, (B) plus the Open Approvals, plus (C) Five Hundred Thousand Dollars for the IRS Refund Loan. At no time, and under no circumstances, shall the outstanding balance of Floorplan Inventory Loans plus Revolving Credit Loans exceed Thirty Seven Million Dollars ($37,000,000)".

                  4.3.3.   Payment Terms for Floorplan Inventory.
                  The following is added at the end of subsection (c) of Section
                  2.2.2 of the Original Loan Agreement:

                           "provided, however, that payment for the Collateralized SAU, the Unpaid Matured Inventory and the Unpaid Curtailments will be due and payable by Borrower in full in cash on or before April 30, 2003 unless CDF and Borrower have agreed otherwise in writing prior thereto, and after the Modification Date, CDF will bill Borrower by the twentieth (20th) day of each calendar month the principal amount of matured inventory and principal curtailments, and Borrower will remit payment for such matured inventory principal and principal curtailments by the fifth (5th) day of the following calendar month".

                  4.3.4.   Eligible Used Inventory.
                  Section 2.3.1 of the Original Loan Agreement is deleted in its entirety and replaced with the following:

                           "2.3.1 Eligible Used Inventory. On receipt of each Borrowing Base Certificate, CDF will credit Borrower with the lesser of (a) the sum of, without duplication, (i) seventy percent (70%) of the Value of Borrower's Eligible Used Inventory listed in such Borrowing Base Certificate that is owned by Borrower for 365 days or less, and (ii) only for the period of the Modification Date through and including April 30, 2003 and solely in order to collateralize the SAU, Unpaid Curtailments and Unpaid Matured Inventory, forty percent (40%) of the Value of Borrower's Eligible Used Inventory listed on such Borrowing Base Certificate that is owned by Borrower more than 365 days (after April 30, 2003, such percentage shall be zero percent), and (b) Three Million Dollars ($3,000,000) ("Eligible Used Inventory Availability")."

                  4.3.5.   IRS Refund Loan.
                  The following new Section 2.4 is added to the Original Loan Agreement as follows:

                           "2.4 IRS Refund Loan. Subject to the conditions set forth in section 2.4.1 hereof, CDF may, in its sole and absolute discretion subject to such conditions as CDF may choose to impose in its sole and absolute discretion, provide advance(s) to Borrower as requested by Borrower for general working capital purposes (including, without limitation, payment of any Obligations for attorneys' fees, costs and expenses to prepare documentation related to the IRS Refund Loan and/or the SAU) in an aggregate amount not to exceed Five Hundred Thousand dollars
                           ($500,000.00). Amounts advanced under this section may be repaid at any time, but in any event must be repaid by Borrower in full in cash on or before April 30, 2003 and shall be due and payable in full in cash on such date. Amounts advanced under this section and repaid will not be re-advanced to Borrower. The loan facility described in this Section 2.4. is a discretionary facility that CDF may terminate at any time and is not a commitment to lend or advance funds.

                           2.4.1 Conditions Precedent for IRS Refund Loan. CDF will not make any advance under the IRS Refund Loan unless Borrower shall have complied with all of the following:

                           (a) No Defaults (other than the Default that exist as of the Modification Date that resulted in the SAU, the Unpaid Curtailments and the Unpaid Matured Inventory) shall have occurred; and

                           (b) Borrower shall have provided evidence satisfactory to CDF of the existence, validity and amount of the refund due to Borrower and unpaid from the United States Internal Revenue Service for fiscal periods ending on or before December 31, 2002 (`IRS Refund') and that the IRS Refund has not been paid and is not subject to offset by the United States
                           Internal Revenue Service or other agency of the United States Government; and

                           (c) CDF, Transamerica Commercial Finance Corporation ("TCFC" and in its capacity as agent thereunder, "Tax Refund Collateral Agent") and TMRC (collectively the `IRS Refund Loan Lenders') shall have executed the Tax Refund Intercreditor Agreement in form and substance satisfactory to CDF; and

                           (d) evidence satisfactory to CDF that Borrowers have executed with TCFC (in its capacity as a lender) and TMRC loan documents providing for advances to Borrower of one-third of the IRS Refund up to an aggregate amount with CDF of One Million Five Hundred Thousand Dollars ($1,500,000), together with evidence satisfactory to CDF that TCFC (in its individual capacity as a lender) and TMRC have each made, or will concurrently with CDF make, an advance to Borrower against the IRS Refund in approximately the same amount as the advance being made by CDF against the IRS Refund

                           (e) Borrower shall have assigned the IRS Refund to the Tax Refund Collateral Agent for the benefit of the IRS Refund Loan Lenders;

                           (f) Borrower shall have requested in writing to CDF an advance under the IRS Refund Loan together with detailed evidence satisfactory to CDF that the advance will be used for general working capital purposes only; and

                           (g) such other conditions as CDF may impose from time to time, including, without limitation, continued funding by TCFC and TMRC under their respective loan facilities to Borrower."

                  4.3.6.   Renumbering.
                  Sections 2.4 through and including 2.15 of the Original Loan Agreement are renumbered as Sections 2.5 through and including 2.16.

                  4.3.7.   Interest - All Loans.

                  The following sentence is added at the beginning of renumbered
                  Section 2.6 of the Original Loan Agreement, after the title thereof and before section 2.6.1:

                           "All interest billed by CDF to Borrower  (whether for
                  Floorplan  Inventory,  Revolving Loans,  and/or the IRS Refund
                  Loan) will be due and payable by Borrower to CDF by the twentieth (20th) day of the month in which billed, unless such amounts are billed after the tenth (10th) day of a calendar month, then such amounts will be paid by Borrower by the twentieth day of the next calendar month."

                  4.3.8. Interest - IRS Refund Loan.A new section 2.6.2B is added as follows:

                           "2.6.2B Interest - IRS Refund Loan. Borrower will pay interest to CDF on the Daily Contract Balance (as defined below) monthly in arrears beginning on the Modification Date until all IRS Refund Loan advances are indefeasibly paid in full in good funds. Interest on the IRS Refund Loan advances shall be calculated on the Average Daily Balance of IRS Refund Loan advances at the rate equal to the Prime Rate plus four percent (4.00%) per annum; provided, however, that at no time shall interest on the IRS Refund Loan advances be computed on a Prime Rate of less than Four and Seventy-five One Hundredths percent (4.75%) per annum."

                  4.3.9. Definitions of Daily Contract balance and Average Daily Balance. The definition of "Daily Contract Balance" in renumbered Section 2.6.5. of the Original Loan Agreement is amended to add each time after the phrase "Revolving Credit Loans" is contained in such definition the phrase "IRS Refund Loan". The definition of "Daily Contract Balance" in Section renumbered 2.6.5. of the Original Loan Agreement is amended to add after the phrase "Revolving Credit Loans" is contained in such definition the phrase "IRS Refund Loan".

                  4.3.8  Security Interest.

                  The following is added to section 5.1 of the Original Loan Agreement after the words "general intangibles":

                           "(including, without limitation, all rights to apply for, claim and receive all tax refunds and overpayments from any department or agency of the United States government, including, without limitation, the Internal Revenue Service)".

                  4.3.9  Covenants.

                           4.3.9.1  Business Locations.

                           The title of section 8.1.6 of the Original Loan Agreement is amended to read "Business Locations." Additionally, the following is added at the end of section 8.1.6 as a new sentence therein:

                                    "Additionally, Borrower will (i) provide CDF
                                    with a list of locations,  identifying which
                                    locations are owned and which  locations are
                                    leased,  and  including the name and address
                                    of the  landlord of each leased  location by
                                    January 2, 2003,  and (ii) obtain waivers or
                                    subordinations    of   the   statutory   and
                                    contractual liens against the assets of Borrowers at leased locations by landlords to each Borrower by January 31, 2003."

                           4.3.9.2  Taxes.

                           The title of section 8.1.7 of the Original Loan Agreement is amended to read "Taxes". Additionally, The following is added after the period at the end of section 8.1.7:

                                    "Borrower,   will,   and  will   cause  each
                                    Subsidiary to, immediately: (i) notify CDF in writing upon the receipt of any tax refund or overpayment (including, without limitation, the IRS Refund), and (ii) pay over all such tax refunds and overpayments to CDF or to TCFC as Collateral Agent for the benefit of CDF, TCFC and TMRC. Borrowers agrees that if any tax claim or refund, including any portion of the IRS Refund, is paid to Borrowers at any time or from time to time, Borrowers will receive and hold the same in trust for CDF until such received tax claim or refund, including any portion of the IRS Refund, is delivered to CDF or to TCFC as Collateral Agent in the identical form of payment received by the Borrowers."

                           4.3.9.3  Reporting Requirements.

                           A new subsection (j) is added to section 8.1.10 of the Original Loan Agreement as follows:

                                    "(j) by Tuesday of each week, a report for the prior week detailing the amount and payee (other than CDF) of each disbursement of each Borrower in excess of $10,000, whether the disbursement is made by cash, company check, wire transfer or Automated Clearing House."

                           A new subsection (k) is added to section 8.1.10 of the Original Loan Agreement as follows:

                                    "(k) by Monday,  January 13, 2003,  and each
                                    Monday  thereafter,  a report of  Borrowers'
                                    (i) actual cash inflows and outflows for all weeks since December 20, 2002 through the Friday immediately preceding the date of the report, and (ii) projected cash inflows and outflows for the 13-weeks on and after the date of the report, with such supporting details as required by CDF."



                  4.3.10  Financial Covenants.

                  All references in Section 9 of the Original Loan Agreement to "Borrower" or "Borrowers" are amended to read "Borrower and its Affiliates".

                  The following is added into section 9.1.1 after clause (c) and before the word "and":

                           "and (d) December 31, 2002 of not less than Twenty Million Dollars ($20,000,000), and (e) January 31, 2003, February 28, 2003 and March 31, 2003 of not less than Nineteen Million Dollars ($19,000,000), and April 30, 2003 of not less than Twenty Million Dollars ($20,000,000); and".

                  The definition of "Tangible Net Worth" in section 9.2 of the Original Loan Documents is deleted in its entirety and restated to read as follows:

                           "Tangible Net Worth" shall mean as of any date the sum of the Borrowers' and its Affiliates' (i) net worth as reflected on its last twelve-month consolidated fiscal financial statements, plus (ii) net earnings since the end of such fiscal year, both after provision for taxes and with Inventory determined on a first in, first out basis plus (iii) Subordinated Debt, and plus (iv) unamortized income, less the sum of the Borrowers' and affiliates' (a) Intangibles, including, without limitation, unamortized leasehold improvements, goodwill, franchises, licenses, patents, trade names, copyrights, service marks, brand names, covenants not to compete and any other asset which would be treated as an intangible under generally accepted accounting principles; (b) prepaid expenses (however such item shall not include prepaid inventory); (c) franchise fees; (d) notes, Accounts Receivable and other amounts owed to it by any guarantor, Affiliate or employee of any Travis Entity; (e) losses since the end of such fiscal year; (f) interest in the cash surrender value of officer's or shareholder's life insurance policies; (g) income not earned as of the date of any such calculation; and (h) deferred tax benefits, whether short-term or long-term."


         4.4. Defaults.

                  4.4.1 Failure to Pay Other Amounts to CDF.

                  The last clause of section 11.1.2 of the Original Loan Agreement after the parenthetical therein is amended to read as follows:

                           "when due and payable hereunder".


                  4.4.2  Failure to Pay Certain Costs and Expenses.

                  The last clause of section 11.1.3 of the Original Loan Agreement is amended to read as follows:

                           "when due and payable hereunder".


                  4.4.3  Failure to Pay Amounts to Other Persons.
                  The following is added into Section 11.1.4 (Failures to Pay Amounts to Other Persons) of the Original Loan Agreement after the phrase "owed to any third party," :

                           "or  any  amount  owed  to  Transamerica   Commercial
                           Finance Corporation or TMRC, L.L.P.,'.


                  The following is added at the end of section 11.1.9 (Default Under Other Agreements):

                           "or (c) any default or event of default under the Credit and Security Agreement executed by and between Travis Boats and Motors, Inc. and TMRC on or about the Modification Date, or any related documents or
                           (d) any breach by any lender of Borrower (other than CDF) of the any intercreditor agreement between CDF and any other lender of Borrower".

                  4.4.4  Certain Covenants With a Curing Period.
                  The parenthetical in section 11.1.7 is amended to read as follows:

                           "(Other than Covenants in Sections 8.1.1,  8.1.5 with
                  respect to secured loans but not unsecured accounts payable obligations, 8.1.6, 8.1.7 and 9)".

         4.5      Termination.

         Subpart (a) of section 3.1 is deleted in its entirety and restated as follows:

                  "if Borrower is not in default hereunder, 30 days prior written notice of termination is reasonable and sufficient".


5. Representations and Warranties of Borrower. Each Borrower hereby represents and warrants to Lender that (i) such Borrower's execution of this Agreement has been duly authorized by all requisite action of such Borrower, (ii) no consents are necessary from any third parties for such Borrower's execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application,
(iv) except as disclosed on the disclosure schedules attached to the Loan Agreement (Exhibits 7.3, 7.5, 7.7, 7.9, 7.11, 7.17 and 7.18), all of the
representations and warranties contained in the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, (v) after giving effect to this Agreement, there is no Default that has occurred and is continuing which has not been waived in writing by Lender; and (vi) the IRS Refund is a legitimate claim under the Internal Revenue Code based on Borrowers net income or losses as of or prior to December 31, 2002 and has been reviewed and has not been disputed by Borrower's independent certified public accountants.

6. Reaffirmation. Each Borrower hereby acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect,
(ii) such Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iii) the Liens of the Lender granted under the Loan Agreement secure all the Obligations, and continue in full force and effect, and have the same priority as before this Agreement, and (iv) such Borrower has no claim against Lender arising from or in connection with the Loan

Agreement or the other Loan Documents. Each Borrower covenants and agrees that the amendments contained herein amending all references in the Original Loan Agreement and the Loan Documents from "Deutsche Financial Services Corporation to "GE Commercial Distribution Finance Corporation, formerly known as Deutsche Financial Services Corporation," and amending all references in the Original Loan Agreement and the Loan Documents from "DFS" to "CDF" do not impact the validity and enforceability of the Original Loan Agreement or the Loan Documents, or the liens and security interests granted thereunder.

7. Governing Law. This Agreement has been executed and delivered in Troy, Michigan, and shall be governed by and construed under the laws of the State of Michigan without giving effect to choice or conflicts of law principles thereunder.

8. Section Titles. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

9. Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.



10. Fees and Expenses. Borrower shall promptly pay to Lender all fees, expenses and other amounts owing to Lender under the Loan Agreement and the other Loan Documents upon demand, including, without limitation, all fees, costs and expenses incurred by Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement.

11. Incorporation By Reference. Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

12. Notice--Oral Commitments Not Enforceable.
The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.


13. Notice--Insurance.
  UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE

  OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

  14.    RELEASE.

  EACH OF THE BORROWERS HEREBY RELEASE, EXCEPT IN THE INSTANCE OF GROSS NEGLIGENCE AND WILFUL MISCONDUCT, CDF AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SUCCESSORS, PREDECESSORS AND ASSIGNS FROM ALL MANNER OF ACTIONS, CLAIMS, DEMANDS, LIABILITIES, CAUSE AND CAUSES OF ACTION, SUITS, DAMAGES, JUDGMENTS, EXECUTIONS, WHATSOEVER, IN LAW OR IN EQUITY, AND PARTICULARLY, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IN CONNECTION WITH THE ORIGINAL LOAN AGREEMENT AND LOAN DOCUMENTS AND ANY AGREEMENTS, DOCUMENTS AND INSTRUMENTS RELATING THERETO AND THE ADMINISTRATION OF THE LOAN DOCUMENTS, ALL INDEBTEDNESS, OBLIGATIONS AND LIABILITIES OF ANY OF THE BORROWERS TO CDF AND ANY AGREEMENTS, DOCUMENTS AND INSTRUMENTS RELATING TO THE DOCUMENTS (COLLECTIVELY, THE "CLAIMS"), WHICH ANY OF THE BORROWERS NOW HAVE AGAINST CDF OR EVER HAD, OR WHICH MIGHT BE ASSERTED BY THEIR AGENTS, SUCCESSORS, OR ASSIGNS BASED ON ANY CLAIMS WHICH EXIST ON OR AT ANY TIME PRIOR TO THE DATE OF THIS AMENDMENT. EACH BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT EACH BORROWER HAS HAVE BEEN ADVISED BY COUNSEL IN CONNECTION WITH THIS AMENDMENT AND THAT EACH BORROWER UNDERSTANDS THAT THIS PARAGRAPH CONSTITUTES A GENERAL RELEASE OF CDF AND THAT THEY EACH INTEND TO BE FULLY AND LEGALLY BOUND BY THE SAME. EACH BORROWER FURTHER EXPRESSLY ACKNOWLEDGES AND AGREES THAT THIS GENERAL RELEASE SHALL HAVE FULL FORCE AND EFFECT NOTWITHSTANDING THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT (HOWEVER SUCH TERMS ARE DEFINED) PURSUANT TO ANY OF THE LOAN DOCUMENTS.


          {remainder of page intentionally left blank; signature pages immediately follows}

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


TRAVIS BOATS & MOTORS, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TBC ARKANSAS, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER ARLINGTON, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER BEAUMONT, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER OKLAHOMA, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER TENNESSEE, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

TRAVIS SNOWDEN MARINE, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


FALCON MARINE, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


FALCON MARINE ABILENE, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER ALABAMA, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



TRAVIS BOATING CENTER LOUISIANA, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



TRAVIS BOATS & MOTORS BATON ROUGE, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER  MISSISSIPPI, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

TRAVIS BOATING CENTER LITTLE ROCK, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



RED RIVER MARINE ARKANSAS, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



SHELBY MARINE CENTER, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



SHELBY MARINE PICKWICK, LLC, as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------




GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION formerly known as Deutsche Financial Services Corporation, as Lender

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

                                    Exhibit A

                           Documents and Requirements



1.     Amendment regarding Amended and Restated Loan and Security Agreement.

2. Revised and updated complete Disclosure Schedule (Exhibits 7.3, 7.5, 7.7, 7.9, 7.11, 7.17 and 7.18) to the Amended and Restated Loan and Security Agreement, as required.

3. Execution of an Intercreditor Agreement by and between CDF, TCFC and TMRC, in form and substance satisfactory to CDF.

4. Execution of amendments to the existing TCFC loan documents waiving all existing defaults and adding an additional $__________ facility similar to the IRS Refund Loan.